                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 17, 2001


                                BUSYBOX.COM, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 DELAWARE                               001-15853                             94-3233035
                 --------                               ---------                             ----------
     (STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NO.)             (I.R.S. EMPLOYER IDENTIFICATION NO.)
              INCORPORATION)

               15113 SUNSET BLVD., SUITE 1
              PACIFIC PALISADES, CALIFORNIA                        90272
         ----------------------------------------               ----------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 459-9015




                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

         Busybox.com, inc. (the "Company") issued a press release on April 19, 2001, announcing that it was not able to file its annual report on Form 10-KSB for the fiscal year ended December 31, 2000 in a timely manner. In addition, the Company has decided to delay scheduling of its annual meeting of shareholders pending either the exercise or expiration of Videostate, Inc.'s option to purchase up to all or substantially all of the Company's assets pursuant to that certain Option Agreement dated February 17, 2001, between the Company and Videostate, Inc. A copy of the press release is attached as an exhibit to this Form 8-K.

ITEM 7. FINAL STATEMENTS, PRO FORMA FINAL INFORMATION AND EXHIBITS.

                  (c) Exhibits

                         Exhibit 99      Press Release


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


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          BUSYBOX.COM, INC.


Date:  April 20, 2001
                                          By:  /s/ JON M. BLOODWORTH
                                               ---------------------------------
                                               Jon M. Bloodworth
                                               Chief Executive Officer



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